UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference into this item 2.03.

Item 8.01	Other Events

On March 5, 2014, the selling securityholders (as defined below) agreed to purchase $350 million aggregate principal amount of 2.189% Junior Subordinated Notes due 2017 (the “2017 Junior Notes”) and $400 million aggregate principal amount of 3.184% Junior Subordinated Notes due 2019 (the “2019 Junior Notes” and, together with the 2017 Junior Notes, the “Junior Notes”) of PPL Capital Funding, Inc. (“PPL Capital Funding”) in connection with the remarketing of $977.5 million aggregate principal amount of the junior subordinated notes comprising a component of the equity units originally issued in April 2011 pursuant to the Purchase Contract and Pledge Agreement (the “Purchase Contract and Pledge Agreement”), dated as of April 15, 2011, between PPL Corporation (“PPL”) and The Bank of New Mellon, as purchase contract agent, collateral agent, custodial agent and securities intermediary. PPL Capital Funding repurchased $227.5 million aggregate principal amount of Junior Notes in the remarketing.

Also on March 5, 2014, PPL and PPL Capital Funding entered into a Securities Purchase and Registration Rights Agreement (the “SPRRA”), among PPL Capital Funding, PPL and the several purchasers named therein (the “selling securityholders”), pursuant to which the selling securityholders will sell the Junior Notes to PPL Capital Funding on or about March 10, 2014 in exchange for $350 million aggregate principal amount of 3.95% Senior Notes due 2024 (the “2024 Senior Notes”), $400 million aggregate principal amount of 5.00% Senior Notes due 2044 (the “2044 Senior Notes” and together with the 2024 Senior Notes, the “Senior Notes”) and a cash payment (which together with the purchase price of the Junior Notes repurchased by PPL Capital Funding in the remarketing, represents approximately $246 million). The Senior Notes, issued by PPL Capital Funding, are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest by PPL.

The SPRRA provides that the selling securityholders may, by written notice to PPL Capital Funding and PPL, offer the Senior Notes to the public in secondary public offerings from time to time. Each of the selling securityholders delivered a public offer notice to PPL Capital Funding and PPL on March 5, 2014 with respect to all the Senior Notes they held. In connection with the public offering of the Senior Notes by the selling securityholders (the “Public Offering”), PPL Capital Funding and PPL entered into an underwriting agreement (the “Underwriting Agreement”) with the selling securityholders and the several underwriters named therein. The Public Offering was completed on March 10, 2014. Neither PPL nor PPL Capital Funding received any proceeds in the Public Offering. The sum of the amount received by the selling securityholders for the Senior Notes in the Public Offering and the amount of cash the selling securityholders received from PPL Capital Funding pursuant to the SPRRA is equal to the purchase price of the Junior Notes purchased by such selling securityholders in the remarketing transaction. Copies of the SPRRA and the Underwriting Agreement are filed as Exhibit 1.1 and 1.2 to this Current Report, respectively, and are expressly incorporated by reference herein and into the Registration Statement on Form S-3 of PPL and PPL Capital Funding, and any related amendments thereto, filed on March 28, 2012. The foregoing descriptions of the SPRRA and the Underwriting Agreement are qualified in their entirety by reference to these exhibits.

The Senior Notes were issued on March 10, 2014 under the Indenture (the “Indenture”), dated as of November 1, 1997, among PPL Capital Funding, PPL and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as trustee, as supplemented by Supplemental Indenture No. 13 thereto in the case of the 2024 Senior Notes (the “Thirteenth Supplemental Indenture”), Supplemental Indenture No. 14 thereto in the case of the 2044 Senior Notes (the “Fourteenth Supplemental Indenture” and together with the Thirteenth Supplemental Indenture, the “Supplemental Indentures”), each dated as of March 10, 2014, and each pursuant to an Officers’ Certificate of PPL Capital Funding (collectively, the “ Officers’ Certificates”), dated as of March 10, 2014, establishing the terms of the respective series of Senior Notes. Copies of the Indenture, the Supplemental Indentures and the Officers’ Certificates are filed with, or incorporated by reference, as Exhibits 4.1 through 4.5 to this Current Report. The foregoing descriptions of the Indenture, the Supplemental Indentures and the Officers’ Certificates are qualified in their entirety by reference to these exhibits.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PPL CORPORATION

By:		/s/ Mark F. Wilten
	Name:	Mark F. Wilten
	Title:	Vice President—Finance and Treasurer

Date: March 10, 2014

Index to Exhibits

Exhibit Number	Description

1.1	Securities Purchase and Registration Rights Agreement, dated March 5, 2014, among PPL Capital Funding, Inc., PPL Corporation, and the several purchasers named in Schedule B thereto.

1.2	Underwriting Agreement, dated March 5, 2014, among PPL Capital Funding, Inc., PPL Corporation, the several selling securityholders named in Schedule C thereto and the several underwriters named in Schedule D thereto.

4.1	Indenture, dated as of November 1, 1997, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee (incorporated herein by reference to Exhibit 4(a) to PPL Corporation’s Current Report on Form 8-K filed on November 12, 1997, File No. 1-11459).

4.2	Supplemental Indenture No. 13, dated as of March 10, 2014, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee

4.3	Supplemental Indenture No. 14, dated as of March 10, 2014, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee

4.4	Officers’ Certificate of PPL Capital Funding, Inc., dated March 10, 2014, pursuant to Section 301 of the Indenture, relating to the 2024 Senior Notes.

4.5	Officers’ Certificate of PPL Capital Funding, Inc., dated March 10, 2014, pursuant to Section 301 of the Indenture, relating to the 2044 Senior Notes.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Frederick C. Paine, Senior Counsel of PPL Services Corporation.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

23.2	Consent of Frederick C. Paine, Senior Counsel of PPL Services Corporation (included as part of Exhibit 5.2).